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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                    Date of Report  (Date of earliest event
                         reported):  May 3, 2001


                       POOLED AUTO SECURITIES SHELF LLC
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                            333-45546                       52-2233151
-----------------------------                ---------                    ---------------
(State or Other Jurisdiction                (Commission                  (I.R.S. Employer
     of Incorporation)                      File Number)                 Identification No.)


   One First Union Center
 Charlotte, North Carolina                                              28288
 --------------------------                                           ----------
   Address of Principal                                               (Zip Code)
    Executive Offices

       Registrant's telephone number, including area code (704) 374-8437

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Item 5.   Other Events.

Filing of Certain Agreements:
----------------------------

     On May 3, 2001, Pooled Auto Securities Shelf LLC (the "Company") entered into an amended and restated trust agreement, dated as of April 1, 2001 (the "Trust Agreement"), between the Company, as depositor, and Wilmington Trust Company, as trustee. The Trust Agreement is attached hereto as Exhibit 4.1.

     On May 3, 2001, Isuzu Auto Owner Trust 2001-1 (the "Issuer") and U.S. Bank National Association, as trustee (the "Indenture Trustee"), entered into an indenture, dated as of April 1, 2001 (the "Indenture"). The Indenture is attached hereto as Exhibit 4.2.

     On May 3, 2001, the Company entered into a sale and servicing agreement, dated as of April 1, 2001 (the "Sale and Servicing Agreement"), among the Company, as depositor, the Issuer, Isuzu Motors Acceptance Corporation ("IMAC"), as seller and master servicer, and The CIT Group/Sales Financing, Inc. ("CITSF"), as subservicer. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1.

     On May 3, 2001, the Company entered into an indemnity agreement, dated April 25, 2001 (the "Indemnity Agreement"), among IMAC, as seller, the Company, as depositor, and First Union Securities, Inc., as representative (the "Representative") of the several underwriters named in the underwriting agreement, dated April 25, 2001, between the Representative and the Company. The Indemnity Agreement is attached hereto as Exhibit 10.2.

     On May 3, 2001, the Company entered into an Insurer Indemnification Agreement, dated April 25, 2001 (the "Insurer Indemnification Agreement"), among MBIA Insurance Corporation (the "Insurer"), IMAC, as seller, the Company, as depositor, and the Representative. The Insurer Indemnification Agreement is attached hereto as Exhibit 10.3.

     On May 3, 2001, the Company entered into a receivables purchase agreement, dated as of April 1, 2001 (the "Receivables Purchase Agreement"), between IMAC, as seller, and the Company, as purchaser. The Receivables Purchase Agreement is attached hereto as Exhibit 10.4.

Filing of Financial Guaranty Insurance Policy:
---------------------------------------------

     The Company is filing herewith the financial guaranty insurance policy which was issued by the Insurer (the "Policy") in connection with the Trust. The Policy is attached hereto as Exhibit 10.5.

Filing of Independent Auditors' Consents:
----------------------------------------

     The Company is filing herewith the consent (the "KPMG Consent") of KPMG LLP ("KPMG") to the use of its name in the prospectus supplement, dated April 25, 2001 ("Prospectus Supplement"), for the Trust under the caption "Experts" in the Prospectus Supplement. The KPMG Consent is attached hereto as Exhibit 23.1.

     The Company is filing herewith the consent (the "PWC Consent") of PricewaterhouseCoopers LLP ("PWC") to the use of its name in the prospectus supplement, dated April 25, 2001 ("Prospectus Supplement"), under the caption "Experts" in the Prospectus Supplement. The PWC Consent is attached hereto as
Exhibit 23.2.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          (4.1) Amended and Restated Trust Agreement, dated as of April 1, 2001, between the Company, as depositor, and Wilmington Trust Company, as trustee.

          (4.2) Indenture, dated as of April 1, 2001, between the Issuer and the Indenture Trustee.

          (10.1) Sale and Servicing Agreement, dated as of April 1, 2001, among the Company, as depositor, the Issuer, IMAC, as seller and master servicer, and CITSF, as subservicer.

          (10.2) Indemnity Agreement, dated April 25, 2001, among IMAC, as seller, the Company, as depositor, and the Representative.

          (10.3) Insurer Indemnification Agreement, dated April 25, 2001, among the Insurer, IMAC, as seller, the Company, as depositor, and the Representative.

          (10.4) Receivables Purchase Agreement, dated as of April 1, 2001, between IMAC, as seller, and the Company, as purchaser.

          (10.5)    Policy, dated May 3, 2001, which was issued by the Insurer.

          (23.1)    KPMG Consent, dated April 19, 2001, of KPMG.

          (23.2)    PWC Consent, dated April 23, 2001, of PWC.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POOLED AUTO SECURITIES SHELF LLC

                                        By:      /s/ Bruce Hurwitz
                                            --------------------------------
                                                   Bruce Hurwitz
                                              Senior Vice President
Dated:  May 16, 2001

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                               Index to Exhibits
                               -----------------
Exhibit
-------

 (4.1) Amended and Restated Trust Agreement, dated as of April 1, 2001, between the Company, as depositor, and Wilmington Trust Company, as trustee.

 (4.2) Indenture, dated as of April 1, 2001, between the Issuer and the Indenture Trustee.

(10.1) Sale and Servicing Agreement, dated as of April 1, 2001, among the Company, as depositor, the Issuer, IMAC, as seller and master servicer, and CITSF, as subservicer.

(10.2) Indemnity Agreement, dated April 25, 2001, among IMAC, as seller, the Company, as depositor, and the Representative.

(10.3) Insurer Indemnification Agreement, dated April 25, 2001, among the Insurer, IMAC, as Seller, the Company, as depositor, and the Representative.

(10.4) Receivables Purchase Agreement, dated as of April 1, 2001, between IMAC, as seller, and the Company, as purchaser.

(10.5)     Policy, dated May 3, 2001, which was issued by the Insurer.

(23.1)     KPMG Consent, dated April 19, 2001, of KPMG.

(23.2)     PWC Consent, dated April 23, 2001, of PWC.

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